Exhibit 10.4

MEN - 329 - LCB - DM - LTR - 0144 18 February 2021 Mr.Steven Tay Toh Kim Garden Beau Pte Ltd 1 Lim Chu Kang Lane 6, Singapore 718924 Dear Mr.Steven NATURE THEMED ATTRACTION AT MANDAI ALONG MANDAI LAKE ROAD PROPOSED EAST ARRIVAL NODE COMPRISING 2 NOS . OF SINGLE - STOREY COMMERCIAL BLOCKS, 2 BASEMENT TRANSPORTATION HUB WITH ANCILLARY FACILITIES, 3 - STOREY ANIMAL HOLDING AND BREEDING FACILITY WITH NURSERY ON ROOF AND 2 NOS . OF 2 STOREY INDOORATTRACTIONS ON LOT NO . MK 1401891 M AT MANDAI LAKE ROAD (CENTRAL WATER CATCHMENT PLANNING AREA) & PROPOSED ERECTION OF 5 STOREY HOTEL AND TREE HOUSES COMPRISING OF RESTAURANTS,WELLNESS CENTRE,NATURE CONSERVATION CENTRE AND SWIMMING POOL ON THE ROOF TOP GARDEN WITH BASEMENT ANCILLARY HOTEL SERVICES ON PT LOT 01891M MK14 AT MANDAI LAKE ROAD (CENTRAL WATER CATCHMENT PLANNING AREA) (MAIN CONTRACT) LETTER OF AWARD - SUB - CONTRACT FOR SUPPLY AND INSTALL SOFTSCAPE WORKS TO EAST NODE,INDOOR ATTRACTION AND MANDAI RESORT We write to confirm that you are awarded with the Sub - Contract for Supply and Install Softscape Works to East Node,Indoor Attraction and Mandai Resort,subject to our terms and conditions and withdrawal of your qualifications accordingly . This award is subject to the Employer and/or Superintending Officer's approval of your appointment as a Sub - Contractor for the Project . In the event that the Employer and/or Superintending Officer's approval is withheld, this Sub - Contract shall be considered void and neither party will have any claim against each other . The Sub - Contract Sum shall be Singapore Dollars Nine Milion Forty - Six Thousand Thirty and Cents Eighty Six Only(S $ 9 , 046 , 030 . 86 ),excluding 7 % GST . This shall be a Fixed Price Lump Sum Sub - Contract . We are in the midst of preparing all the Sub - Contract Documents . You will be issued the Sub - Contract documents for execution in due course . Please proceed with the Sub - Contract Works according to our Master Programme and the requirements stipulated in the tender documents . In addition,you shall immediately commence all mobilisation /preparatory works,including preparing and submitting the following (whichever is applicable),to us for our review : - 1 Shop Drawing 2 Detailed method statement (which shall include the information listed in Annex A); 3 Your QEHS Management System; 4 Site Organisation with contact numbers; 5 Personnel List with photocopy of their NRIC /Work Permit and Construction Safety Orientation Course (CSOC); 6 EHS Competency as per stipulated under WSH Act,Environment Public Health Act and Environment Protection and Management Act;

7 Relevant EHS certificates /statutory licenses with regards to the work trade; Lum Chang Building Contractors Pte Ltd (A member of Lum Chang Group) 14 Kung Chong Road #08 - 01 Lum Chang Building Singapore 159150 Tel:+6562738B88 Fax:+6569336699 www.lumchang.com.sg Co.Reg.No:197000827K

8 Safety Appointment Letters;

9 Risk Assessment in 5x5 Matrix;

10 Safe Work Procedures;

11 Machinery /Equipment List;and

12 Safety Data Sheet for Chemicals.

You shall contact the following personnel for details and works schedule:-

1. Landscape Manager,Ms Tricia Cai at 88118388
2. Architectural Manager (ENIA),Ms Cicllia Anggraeni at 87514810
3. Architectural Manager (MR),Ms Grace Ng at 98568691

Prior to moblisation of your personnel to the site,you shall contact our Site Safety Personnel,Mr. Roy Tan at 98185412 to make arrangements for your personnel/men /workers to attend our Site Safety Induction Course.

Please signify your acceptance of the terms and conditions by signing this letter and returning it to us within 3 days of the date of this letter.

Please note that this letter shall supersede our earlier letter ref:MEN-329-LCB-DM-LTR-0133.

Yours sincerely

R.Chakravarthy

General Manager,Projects

ACKNOWLEDGEMENT

lay [oh kin in the capacity of] Director duly authorised to sign for and on behelf nf Gardan Reat Pta I fd hereby confirm acceptance of the terms and conditions stipulated in this Letter of Award.

Signature and Stampof Sub-Contractor

Date: 10 March 2021

Y MEN - 329 - LCB - DM - LTR - 0144 18 February 2021 Mr.Steven Tay Toh Kim Garden Beau Pte Ltd 1 Lim Chu Kang Lane 6, Singapore 718924 Dear Mr.Steven NATURE THEMED ATTRACTION AT MANDAI ALONG MANDAI LAKE ROAD P ROPOSED EAST ARRIVAL NODE COMPRISING 2 NOS . OF SINGLE - STOREY COMMERCIAL BLOCKS, 2 BASEMENT TRANSPORTATION HUB WITH ANCILLARY FACILITIES, 3 - STOREY ANIMAL HOLDING AND BREEDING FACILITY WITH NURSERY ON ROOF AND 2 NOS . OF 2 STOREY INDOORATTRACTIONS ON LOT NO . MK 1401891 M AT MANDAILAKEROAD (CENTRAL WATER CATCHMENT PLANNING AREA) & PROPOSED ERECTION OF 5 STOREY HOTEL AND TREE HOUSES COMPRISING OF RESTAURANTS.WELLNESS CENTRE,NATURE CONSERVATION CENTRE AND SWIMMING POOL ON THE ROOF TOP GARDEN WITH BASEMENT ANCILLARY HOTEL SERVICES ON PT LOT 01891M MK14 AT MANDAI LAKE ROAD (CENTRAL WATER CATCHMENT PLANNING AREA) (MAIN CONTRACT) LETTER OF AWARD - SUB - CONTRACT FOR SUPPLY AND INSTALL SOFTSCAPE WORKS TO EAST NODE,INDOOR ATTRACTION AND MANDAI RESORT We write to confirm that you are awarded with the Sub - Contract for Supply and Install Softscape Works to East Node,Indoor Attraction and Mandai Resort,subject to our terms and conditions and withdrawal of your qualifications accordingly . This award is subject to the Employer and/or Superintending appointment as a Sub - Contractor for the Project.In the event Superintending Officer's approval is withheld,this Sub - Contract shall be party will have any claim against each other. Officer's approval of your that the Employer and/or considered void and neither The Sub - Contract Sum shall be Singapore Dollars Nine Million Forty - Six Thousand Thirty and Cents Eighty Six Only (S $ 9 , 046 , 030 . 86 ),excluding 7 % GST . This shall be a Fixed Price Lump Sum Sub - Contract . We are in the midst of preparing all the Sub - Contract Documents . You will be issued the Sub - Contract documents for execution in due course . Please proceed with the Sub - Contract Works according to our Master Programme and the requirements stipulated in the tender documents . In addition,you shall immediately commence all mobilisation /preparatory works,including preparing and submiting the following (whichever is applicable),to us for our review : - 1 Shop Drawing 2 Detailed method statement (which shall include the information listed in Annex A); 3 Your QEHS Management System; 4 Site Organisation with contact numbers; 5 Personnel List with photocopy of their NRIC/Work Permit and Construction Safety Orientation Course (CSOC);

6 EHS Competency as per stipulated under WSH Act,Environment Public Health Act and Environment Protection and Management Act; 7 Relevant EHS certificates /statutory licenses with regards to the work trade; Lum Chang Building Contractors Pte Ltd (A member ofLum Chang Group) 14 Kung Chong Road #08 - 01 Lum Chang Building Singapore 159150 Tel:+6562738888 Fax:+6569336699 www.lumchang.com.sg Co.Reg.No:197000827K

8 Safety Appointment Letters;

9 Risk Assessment in 5x5 Matrix;

10 Safe Work Procedures;

11 Machinery /Equipment List;and

12 Safety Data Sheet for Chemicals.

You shall contact the following personnel for details and works schedule:-

1. Landscape Manager,Ms Tricia Cai at 88118388
2. Architectural Manager (ENIA),Ms Cicilia Anggraeni at 87514810
3. Architectural Manager (MR),Ms Grace Ng at 98568691

Prior to mobilisation of your personnel to the site,you shall contact our Site Safety Personnel,Mr. Roy Tan at 98185412 to make arrangements for your personnel /men /workers to attend our Site Safety Induction Course.

Please signify your acceptance of the terms and conditions by signing this letter and returning it to us within 3 days of the date of this letter.

Please note that this letter shall supersede our earlier letter ref:MEN-329-LCB-DM-LTR-0133.

Yours sincerely

Kr nakravarna

General Manager,Projects

ACKNOWLEDGEMENT

Tay Toh Kim in the capacity of Directo duly authorised to sign for and on behalf of Garden Beau Pte Ltd hereby confirm acceptance of the terms and conditions stipulated in this Letter of Award.

Signature and Stamp of Sub Contractor

Date: 10 March 2021